SIGNIFICANT ACCOUNTING POLICIES - Schedule of summarizes the activity in the allowance for credit losses related to accounts and notes receivable and other receivables from related parties (Detail) - CNY (¥)
¥ in Thousands
	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
SIGNIFICANT ACCOUNTING POLICIES
Balance at beginning of the year	¥ 34,857	¥ 9,316
Current year provision	61,336	29,343
Reversals	(8,339)	(3,802)
Balance at end of the year	¥ 87,854	¥ 34,857